                                                                        5/30/97
                             NEW ISSUE - JUNE 1997

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                                  CCMSC 1997-1

                     $477.7MM PUBLICLY OFFERED CERTIFICATES
                          SEQUENTIAL PAY REMIC CLASSES

---------------------------------------------------------------------------------------------------------------------------------
                          INITIAL AGGREGATE                                   APPROX.       APPROX.
                             CERTIFICATE        APPROX.        APPROX.       WEIGHTED      PRINCIPAL     EXPECTED
            RATINGS          BALANCE OR         DOLLAR      PASS-THROUGH      AVERAGE       WINDOW        FINAL      PRICE TALK
CLASS       S&P/DCR        NOTIONAL AMOUNT      PRICE           RATE           LIFE*       (YEARS)*      MATURITY    (BPS)****
---------------------------------------------------------------------------------------------------------------------------------
A-1         AAA/AAA          $100,600,000      101-11          7.33%          4.66YRS      0.05-7.05      7/2004      50 AREA
---------------------------------------------------------------------------------------------------------------------------------
A-2         AAA/AAA          $283,717,991      101-12          7.46%          9.30YRS      7.05-9.64      2/2007      65 AREA
---------------------------------------------------------------------------------------------------------------------------------
X           ---/AAA***       $533,774,986        7-29        VARIABLE**       8.99YRS     0.05-17.80      4/2015      210-230
                                                          (INTEREST ONLY)                                               (TO
                                                                                                                     MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
B           AA/AA             $26,688,749      101-00          7.46%          9.74YRS      9.64-9.80      4/2007      70 AREA
---------------------------------------------------------------------------------------------------------------------------------
C           A/A               $26,688,749      100-14          7.46%          9.80YRS      9.80-9.80      4/2007      78 AREA
---------------------------------------------------------------------------------------------------------------------------------
D           BBB/BBB           $29,357,624       99-20          7.46%          9.87YRS      9.80-9.89      5/2007      90 AREA
---------------------------------------------------------------------------------------------------------------------------------
E           BBB-/BBB-         $10,675,500       97-18          7.46%         10.02YRS     9.89-10.47     12/2007      120 AREA
---------------------------------------------------------------------------------------------------------------------------------
F           Not Offered       $29,357,624         N/A          7.46%         12.66yrs     10.47-14.30    10/2011         -
---------------------------------------------------------------------------------------------------------------------------------
G           Not Offered        $5,337,750         N/A          7.46%         14.38yrs     14.30-14.47    12/2011         -
---------------------------------------------------------------------------------------------------------------------------------
H           Not Offered        $8,006,625         N/A          7.46%         14.84yrs     14.47-14.89     5/2012         -
---------------------------------------------------------------------------------------------------------------------------------
I           Not Offered       $13,344,374         N/A          7.46%         15.19yrs     14.89-17.80     4/2015         -
---------------------------------------------------------------------------------------------------------------------------------

* ASSUMING NO PREPAYMENTS, MODIFICATIONS, LOSSES, EXTENSIONS, CLEAN-UP CALLS AND THAT ALL LOANS BALLOON AT MATURITY.
**    THE PASS-THROUGH RATE ON THE CLASS X IS EQUAL TO THE EXCESS, IF ANY, OF
      (I) THE WEIGHTED AVERAGE OF THE NET MORTGAGE RATES ON THE MORTGAGE LOANS OVER (II) THE WEIGHTED AVERAGE OF THE PASS-THROUGH RATES OF THE OTHER CLASSES (OTHER THAN THE RESIDUAL CLASS).
***   NOT RATED BY S&P.
****  WILL BE PRICED OFF OF THE INTERPOLATED TREASURY CURVE.

         SETTLEMENT DATE:    On or about June 30, 1997.

         COLLATERAL:         107 Loans: approximately 34.1% Multifamily, 33.3%
                             Retail, 15.6% Office, 8.7% Hotel, 7.8% Industrial,
                             0.5% Mobile Home Community.

         LOAN SELLERS:       The Chase Manhattan Bank (57%), Bear, Stearns
                             Funding, Inc. (33%) and Paine Webber Real Estate
                             Securities Inc (10%).

         WA DSCR / LTV:      1.46x / 66.05% at the Cut-off Date (51.58% at
                             Maturity).

         CALL PROTECTION:    100% of the mortgages are protected by Lockout,
                             Yield Maintenance, and/or Prepayment Premiums to the extent described herein.

         SERVICER:           The Chase Manhattan Bank.

         SPECIAL SERVICER:   Midland Loan Services, L.P.

         UNDERWRITERS:       Chase Securities Inc., Bear, Stearns & Co. Inc.
                             and PaineWebber Incorporated.

   CHASE SECURITIES INC.     BEAR, STEARNS & CO. INC.  PAINEWEBBER INCORPORATED
GREG MURPHY/MICHELLE MACKAY  JIM REICHEK/JIM HIGGINS    RENNY MENDEZ/JOHN OTIS
      (212) 834-3813              (212) 272-5451            (212) 713-4002

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS LISTED ABOVE AND NOT BY CHASE COMMERCIAL MORTGAGE SECURITIES CORP. ("CHASE") OR ANY OF ITS AFFILIATES (OTHER THAN CHASE SECURITIES INC.). THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS AND THE OTHER INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------


                               TABLE OF CONTENTS


                                                                      PAGE
                                                                      ----

            I  SUBORDINATION LEVELS                                      1

           II  TRANSACTION SUMMARY                                       2

          III  CERTIFICATE STRUCTURE SUMMARY                           3-4

           IV  MORTGAGE LOAN/COLLATERAL SUMMARY                        5-8

            V  TEN LARGEST LOANS                                      9-11

           VI  SPONSOR CONCENTRATIONS                                   12

          VII  PREPAYMENT PREMIUMS & YIELD MAINTENANCE               13-16

         VIII  INDIVIDUAL LOAN INFORMATION                           17-20

           IX  GEOGRAPHIC OVERVIEW MAP                                  21

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                              1
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

                              SUBORDINATION LEVELS

 Initial     Initial     Initial
  Credit       WA          WA
 Support      DSCR        LTV
 -------      ----        ---

                                    ----------------------------   --------------------------------

                                                CLASS A-1                       CLASS X
   28.0%      2.03x        48%                  $100.6MM1                      $533.8MM
                                                AAA/AAA2                      (NOTIONAL)
                                                                               ---/AAA3
                                    ----------------------------   --------------------------------

                                    -----------------------------------
   28.0%      2.03x        48%                   CLASS A-2
                                                 $283.7MM
                                                  AAA/AAA
                                    -----------------------------------

                                    -----------------------------------
   23.0%      1.90x        51%                    CLASS B
                                                  $26.7MM
                                                   AA/AA
                                    -----------------------------------

                                    -----------------------------------
   18.0%      1.78x        54%                    CLASS C
                                                  $26.7MM
                                                    A/A
                                    -----------------------------------

                                    -----------------------------------
   12.5%      1.67x        58%                    CLASS D
                                                  $29.4MM
                                                  BBB/BBB
                                    -----------------------------------

                                    -----------------------------------
    10.5%     1.63x        59%                    CLASS E
                                                  $10.7MM
                                                 BBB-/BBB-
                                    -----------------------------------

                                    -----------------------------------
                                                 NON-OFFERED
                                                CERTIFICATES
    ---       1.46x        66%                     $56.0MM
                                             (not offered by the
                                            Prospectus Supplement)
                                    -----------------------------------   -------------------------
                                     1-All class sizes are approximate         3-DCR only, not
                                     2-(S&P/DCR)                                 rated by S&P


CHASE SECURITIES INC.       BEAR, STEARNS & CO. INC.   PAINEWEBBER INCORPORATED


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS LISTED ABOVE, AND NOT BY CHASE COMMERCIAL MORTGAGE SECURITIES CORP. ("CHASE") OR ANY OF ITS AFFILIATES (OTHER THAN CHASE SECURITIES INC.). THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS AND THE OTHER INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                              2
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

                              TRANSACTION SUMMARY


DEPOSITOR:                   Chase Commercial Mortgage Securities Corp.

OFFERED CERTIFICATES:        Class A-1, Class A-2 (together the "Class A
                             Certificates"), Class X, Class B, Class C, Class
                             D, Class E.

LOAN SELLERS:                The Chase Manhattan Bank (57%), Bear, Stearns
                             Funding,Inc. (33%) and Paine Webber Real Estate
                             Securities Inc. (10%).

RATING AGENCIES:             Standard & Poor (S&P) / Duff & Phelps Credit
                             Rating Co. (DCR).

LEGAL STRUCTURE:             Sequential pay REMIC classes rated AAA through
                             BBB- offered.

CUT-OFF DATE:                June 1, 1997.

SETTLEMENT DATE:             On or about June 30, 1997.

DISTRIBUTION DATE:           Monthly on the 19th or the next business day. The
                             1st Distribution Date will occur on Monday, July
                             21st, 1997.

DELAY DAYS:                  18.

SERVICER:                    The Chase Manhattan Bank.

SPECIAL SERVICER:            Midland Loan Services, L.P.

TRUSTEE/FISCAL AGENT:        LaSalle National Bank/ABN AMRO Bank N.V.

ERISA: Classes A-1, A-2, and X may qualify for certain exemptions from the plan asset rules of ERISA.

SMMEA ELIGIBILITY:           The Certificates are not SMMEA eligible.

OPTIONAL TERMINATION:        4% Clean-Up Call.

CERTIFICATE REGISTRATION:    Each Class of Offered Certificates will be
                             represented by one or more global Certificates registered in the name of Cede & Co., as nominee of the DTC.

PRICING SPEED:               0% CPR.

UNDERWRITERS:                Chase Securities Inc., Bear, Stearns & Co. Inc.
                             and PaineWebber Incorporated.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                              3
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

                         CERTIFICATE STRUCTURE SUMMARY


DISTRIBUTION OF PRINCIPAL    The Available Distribution Amount will be applied
AND INTEREST:                as follows: (i) interest to the Class A and Class
                             X Certificates, pro rata; (ii) principal to the Class A Certificates in reduction of their principal Balances: first to the Class A-1
                             Certificates, then to the Class A-2 Certificates in each case until their respective principal balances have been reduced to zero; (iii) interest to the Class B Certificates; (iv) principal to the Class B Certificates until the Class B Certificate
                             Balance has been reduced to zero; and, (v) distributions of interest and then principal sequentially to the Class C through I Certificates in the same manner as the Class B Certificates described above.

                             See page S-62 of the preliminary Prospectus
                             Supplement.

ALLOCATION OF LOSSES:        Realized losses from any Mortgage Loan will
                             generally be allocated in reverse alphabetical order starting with Class I.

                             See page S-67 of the preliminary Prospectus
                             Supplement.

REPORTS TO                   The Paying Agent will furnish each
CERTIFICATEHOLDERS:          Certificateholder with: (i) distributions of
                             principal, interest and prepayment premiums on each Class of Certificates; (ii) the amount of P &
                             I Advances, (iii) outstanding Mortgage Loan and
                             Certificate Balances; (iv) delinquency and prepayment data; (v) and the amount of any Appraisal Reductions.

                             Each quarter, the Servicer will provide a financial market publisher, which is anticipated to initially be Bloomberg, L.P., with certain current information with respect to the Mortgaged Properties, including current and original net operating income, debt service coverage ratios based upon borrowers' annual operating statements and occupancy rates, to the extent that it has received such information from the borrowers. Certificateholders may obtain the same information from the Servicer to the extent requested (at the cost of the requesting party).

                             See page S-71 of the preliminary Prospectus
                             Supplement.

SERVICER ADVANCING:          The Servicer will be required to make (i) P & I
                             Advances (excluding principal Balloon Payments) and (ii) Servicing Advances through liquidation of a Mortgage Loan, unless such Advances are determined by the Servicer to be Nonrecoverable
                             Advances, and subject to the effect of any Appraisal Reductions that may occur.

                             See page S-69 of the preliminary Prospectus
                             Supplement.

SPECIAL SERVICER             When a loan is more than 60 days delinquent, or
RESPONSIBILITIES:            upon the occurrence of certain other events, the
                             Servicer will transfer its servicing
                             responsibilities to the Special Servicer. Material loan extensions and modifications will be carried out by the Special Servicer prior to servicing transfer. The Special Servicer has the flexibility to modify loans, subject to the Servicing
                             Standards set forth in the Pooling and Servicing
                             Agreement and subject to certain other limitations described therein.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                              4
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

                   CERTIFICATE STRUCTURE SUMMARY (CONTINUED)


EXTENSION ADVISOR:           The Class A, Class B, Class C, Class D and Class E
                             Certificateholders will be entitled to elect the Extension Advisor. The initial Extension Advisor will be the Trustee or its designee. The Special
                             Servicer will not be permitted to grant any maturity extensions beyond the third anniversary of the original maturity date without written consent from the Extension Advisor.

                             See page S-81 of the preliminary Prospectus
                             Supplement.

APPRAISAL REDUCTIONS:        An appraisal will be obtained by the Special
                             Servicer if a loan becomes 120 days delinquent, or upon the occurrence of certain other events. An
                             Appraisal Reduction may result, which would have the effect of reducing the amount of P & I
                             Advances made by the Servicer and the voting rights of the most subordinate Class of Certificates then outstanding.

                             See page S-70 of the preliminary Prospectus
                             Supplement.

PREPAYMENT PREMIUMS AND      100% of the Mortgage Loans have voluntary
CHARGES:                     prepayment protection during their terms. 11.3%
                             have prepayment protection which extends until loan maturity, while the remaining 88.7% have prepayment protection except for an open prepayment period which is generally not more than 6 months prior to loan maturity (except for 1
                             Mortgage Loan, representing approximately 2.9% of the Initial Pool Balance, which is prepayable 36 months prior to loan maturity). Of this 88.7% of the Mortgage Loans, 6.6% have prepayment protection which consists of a lock-out period extending until the open prepayment period. 76.4% of the Mortgage Loans have prepayment protection consisting of a lock-out period followed by yield maintenance until the open prepayment period. The remaining 5.7% of the Mortgage Loans have either a lock-out period and/or a yield maintenance period followed by a prepayment premium period until the open prepayment period.

                             See page S-36 of the preliminary Prospectus
                             Supplement.

DEFEASANCE:                  Approximately $56,195,806, or 10.5% of the
                             Mortgage Loans are locked out from prepayment until a period 6 months or less prior to their respective maturity dates. These loans provide for defeasance whereby the related borrower has the option to obtain the release of the lien of the Mortgage on the related Mortgaged Property by substituting U.S. Treasury securities which provide for payments on or prior to each Monthly
                             Payment date and the Maturity Date of amounts at least equal to the amounts otherwise payable on each such date under the terms of the related
                             Mortgage Loan (including principal, interest and Balloon Payments).

                             See page S-41 of the preliminary Prospectus
                             Supplement.

REPRESENTATIONS AND          Each Mortgage Loan Seller will make certain
WARRANTIES:                  representations and warranties with respect to
                             each Mortgage Loan.

                             See page S-54 of the preliminary Prospectus
                             Supplement.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                              5
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

                        MORTGAGE LOAN/COLLATERAL SUMMARY


MORTGAGE POOL:               The Mortgage Pool will consist of 59 commercial
                             and 48 multifamily fixed-rate Mortgage Loans with an Initial Pool Balance of approximately
                             $533,774,987. See the following three pages for more detail on the Mortgage Loans.

CUT-OFF BALANCE:             $533,774,987.

AVERAGE LOAN SIZE:           $4,988,551.

WA COUPON:                   8.85%.

WA DSC:                      1.46x.

WA LTV AT CUT-OFF:           66.05%.

WA LTV AT MATURITY:          51.58%.

PROPERTY LOCATIONS:          Properties are located in 24 states with the
                             largest concentrations in New York (22%), California (12%), and Massachusetts (11%).

LARGEST LOANS:               The largest loan represents approximately 4.95% of
                             the Initial Pool Balance; the three largest loans represent 11.84%; the ten largest loans represent
                             28.50%.

SPONSOR CONCENTRATIONS:      The only sponsor concentration in excess of 5% of
                             the Initial Pool Balance consists of four Holiday
                             Inn loans managed by Fine Hotels, Inc. and owned by affiliated special purpose entities.

LOAN MATURITIES:             Approximately 76% of the mortgage loans have
                             original maturities of ten years, 12% of the mortgage loans have original maturities of 15 years, 7% of the mortgage loans have original maturities of 7 years and the remaining 5% of the mortgage loans have original maturities ranging between 5 and 18 years.

WA LOAN MATURITY:            10.1 years.

BALLOON PAYMENTS:            Approximately 93.7% of the mortgage loans require
                             balloon payments at maturity, the remaining 6.3% are fully amortizing.

AMORTIZATION:                Approximately 85% of the Mortgage Loans require
                             constant monthly payments of principal and interest based on 25- or 30-year amortization schedules (of these, 4.73% pay interest only for 36 months from origination, and then pay principal and interest based on a 25-year amortization schedule). Approximately 14% of the Mortgage Loans require constant monthly payments of principal and interest based on 15- to 20-year amortization schedules. One mortgage loan, representing approximately 1% of the initial pool balance, requires monthly payments of interest only until maturity.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                              6
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

                  MORTGAGE LOAN/COLLATERAL SUMMARY (CONTINUED)


                                    PROPERTY TYPE CONCENTRATIONS
                                    ----------------------------

                                                      AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
     PROPERTY TYPE          NUMBER OF PROPERTIES              BALANCE                POOL BALANCE
--------------------------------------------------------------------------------------------------------
Multifamily                          51                     $181,817,526                 34.06%
Retail, Anchored                     26                      137,406,326                 25.74
Office                               13                       83,442,341                 15.63
Hotel                                 8                       46,641,052                  8.74
Industrial                            6                       41,411,204                  7.76
Retail, Unanchored                    8                       30,604,701                  5.73
Retail, Single Tenant                 2                        9,966,763                  1.87
Mobile Home                           1                        2,485,073                  0.47
--------------------------------------------------------------------------------------------------------
TOTAL                                115                    $533,774,987                   100%

                                        GEOGRAPHIC DISTRIBUTION
                                        -----------------------

                             NUMBER OF MORTGAGE       AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
         STATE                LOANS/PROPERTIES                BALANCE                POOL BALANCE
--------------------------------------------------------------------------------------------------------
New York                          20 / 25                   $115,515,010                 21.64%
California                         9 / 9                      64,807,462                 12.14
Massachusetts                      8 / 8                      58,467,203                 10.95
Pennsylvania                       5 / 5                      50,796,561                  9.52
New Jersey                         6 / 7                      35,727,119                  6.69
Texas                             10 / 10                     34,852,910                  6.53
Illinois                           4 / 4                      26,721,849                  5.01
Nevada                             2 / 2                      25,169,555                  4.72
Michigan                           7 / 7                      24,387,177                  4.57
15 Other States                   36 / 38                     97,330,141                 18.23
--------------------------------------------------------------------------------------------------------
TOTAL                            107 / 115                  $533,774,987                   100%

                                 MORTGAGE RATES AS OF THE CUT-OFF DATE
                                 -------------------------------------

                             NUMBER OF MORTGAGE       AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
     MORTGAGE RATES           LOANS/PROPERTIES                BALANCE                POOL BALANCE
--------------------------------------------------------------------------------------------------------
     7.570%-8.249%                  5 / 5                    $26,165,213                  4.90%
     8.250%-8.499%                  7 / 7                     64,572,932                 12.10
     8.500%-8.749%                 21 / 23                   101,631,706                 19.04
     8.750%-8.999%                 31 / 32                   123,218,880                 23.08
     9.000%-9.249%                 25 / 30                   141,282,356                 26.47
     9.250%-9.499%                 11 / 11                    47,421,072                  8.88
     9.500%-9.750%                  7 / 7                     29,482,827                  5.52
--------------------------------------------------------------------------------------------------------
         TOTAL                    107 / 115                 $533,774,987                   100%

      THE WEIGHTED AVERAGE MORTGAGE RATE AS OF THE CUT-OFF DATE IS 8.85%.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                              7
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

                  MORTGAGE LOAN/COLLATERAL SUMMARY (CONTINUED)


                                          CUT-OFF DATE BALANCES
                                          ---------------------

                                 NUMBER OF MORTGAGE     AGGREGATE CUT-OFF DATE   PERCENTAGE OF INITIAL
   CUT-OFF DATE BALANCES          LOANS/PROPERTIES              BALANCE               POOL BALANCE
--------------------------------------------------------------------------------------------------------
$   596,962 - $ 2,000,000              26 / 27                $31,533,355                 5.91%
$ 2,000,001 - $ 4,000,000              35 / 37                101,555,503                19.03
$ 4,000,001 - $ 6,000,000              12 / 17                 57,551,994                10.78
$ 6,000,001 - $ 8,000,000              15 / 15                107,929,705                20.22
$ 8,000,001 - $10,000,000               7 / 7                  61,947,641                11.61
$10,000,001 - $15,000,000               7 / 7                  79,557,932                14.90
$15,000,001 - $26,416,487               5 / 5                  93,698,856                17.55
--------------------------------------------------------------------------------------------------------
           TOTAL                      107 / 115              $533,774,987                  100%

                THE AVERAGE CUT-OFF DATE BALANCE IS $4,988,551.

                         DEBT SERVICE COVERAGE RATIOS AS OF THE CUT-OFF DATE*
                         ----------------------------------------------------

                             NUMBER OF MORTGAGE       AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
     RANGE OF DSCRS           LOANS/PROPERTIES                BALANCE                POOL BALANCE
--------------------------------------------------------------------------------------------------------
   0.8677x to 0.9999x               1 / 1                     $2,060,824                  0.39%
   1.0000x to 1.1999x               3 / 3                      9,894,871                  1.85
   1.2000x to 1.2999x              26 / 26                   117,926,576                 22.09
   1.3000x to 1.3999x              30 / 31                   143,991,964                 26.98
   1.4000x to 1.4999x              20 / 25                    99,590,220                 18.66
   1.5000x to 1.5999x              14 / 16                    82,655,391                 15.49
   1.6000x to 3.9705x              13 / 13                    77,655,142                 14.55
--------------------------------------------------------------------------------------------------------
         TOTAL                    107 / 115                 $533,774,987                   100%

*ALL DSCRS ARE CALCULATED TO INCLUDE PRINCIPAL AND INTEREST PAYMENTS AS DESCRIBED ON PAGE S-45 OF THE PRELIMINARY PROSPECTUS SUPPLEMENT. THE WEIGHTED AVERAGE DSCR AS OF THE CUT-OFF DATE IS 1.46X.

                         RANGE OF LOAN TO VALUE RATIOS AS OF THE CUT-OFF DATE
                         ----------------------------------------------------

                             NUMBER OF MORTGAGE       AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
       LTV RATIOS             LOANS/PROPERTIES                BALANCE                POOL BALANCE
--------------------------------------------------------------------------------------------------------
    26.45% to 59.99%               17 / 17                  $113,239,292                 21.21%
    60.00% to 64.99%               19 / 24                    77,267,842                 14.48
    65.00% to 69.99%               20 / 20                   117,071,978                 21.93
    70.00% to 73.32%               16 / 17                    96,296,980                 18.04
    73.33% to 76.65%               17 / 19                    69,194,761                 12.96
    76.66% to 79.99%                7 / 7                     44,275,582                  8.29
    80.00% to 85.00%               11 / 11                    16,428,550                  3.08
--------------------------------------------------------------------------------------------------------
         TOTAL                    107 / 115                 $533,774,987                   100%

           THE WEIGHTED AVERAGE LTV AS OF THE CUT-OFF DATE IS 66.05%.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                              8
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

                  MORTGAGE LOAN/COLLATERAL SUMMARY (CONTINUED)


                         RANGE OF LOAN TO VALUE RATIOS AS OF THE MATURITY DATE

                             NUMBER OF MORTGAGE       AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
       LTV RATIOS             LOANS/PROPERTIES                BALANCE                POOL BALANCE
--------------------------------------------------------------------------------------------------------
     0.00% to 39.99%               13 / 13                  $102,657,364                 19.23%
    40.00% to 49.99%               12 / 12                    66,677,206                 12.49
    50.00% to 54.99%               16 / 19                    60,087,059                 11.26
    55.00% to 59.99%               19 / 22                   115,219,356                 21.59
    60.00% to 64.99%               15 / 17                    60,253,561                 11.29
    65.00% to 69.99%               17 / 17                   104,154,790                 19.51
    70.00% to 75.96%               15 / 15                    24,725,651                  4.63
--------------------------------------------------------------------------------------------------------
         TOTAL                    107 / 115                 $533,774,987                   100%

         THE WEIGHTED AVERAGE LTV AS OF THE MATURITY DATE IS 51.58%.

                                  RANGE OF REMAINING TERM TO MATURITY
                                  -----------------------------------

   RANGE OF REMAINING        NUMBER OF MORTGAGE       AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
      TERMS (MOS.)            LOANS/PROPERTIES                BALANCE                POOL BALANCE
--------------------------------------------------------------------------------------------------------
       51  to   72                  5 / 5                    $27,403,451                  5.13%
       73  to  108                  7 / 7                     23,620,193                  4.43
      109  to  112                 16 / 16                    76,082,893                 14.25
      113  to  116                 49 / 55                   219,189,773                 41.06
      117  to  120                 19 / 21                   101,491,443                 19.01
      121  to  180                  9 / 9                     72,133,056                 13.51
      181  to  214                  2 / 2                     13,854,178                  2.60
--------------------------------------------------------------------------------------------------------
         TOTAL                    107 / 115                 $533,774,987                   100%

           THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY AS OF THE
                          CUT-OFF DATE IS 121 MONTHS.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                              9
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

                           TEN LARGEST MORTGAGE LOANS


                                                            % OF                      STATED                CUT-OFF    MATURITY
                                                         AGGREGATE                  REMAINING                DATE        DATE
                                          AGGREGATE       CUT-OFF      MORTGAGE        TERM                   LTV         LTV
DEAL NAME                                CUT-OFF DATE      DATE          RATE         (MOS.)       DSCR      RATIO       RATIO
----------------------------------------------------------------------------------------------------------------------------------
Chestnut Hill Village                     $26,416,486      4.95%         8.38%         115         1.31x     77.24%      68.49%
Southtown Plaza                            18,471,079      3.46          8.66          179         1.55      46.18       19.72
Harbor Island Apartments                   18,289,899      3.43          8.95          119         2.03      42.93       38.38
J. Baker Corporate Facility                15,292,098      2.86          9.00          175         1.33      72.82        0.00
390 Fifth Avenue                           15,229,293      2.85          8.88          115         1.29      71.50       59.26
Warner Financial & Medical Plaza           13,974,727      2.62          8.95          118         1.34      68.17       56.44
Cummins Station                            12,000,000      2.25          8.44          180         1.62      55.81       43.50
The Puck Building                          10,922,208      2.05          9.22          172         1.59      60.68       40.82
Holmdel Plaza                              10,788,058      2.02          8.96          118         1.41      70.05       62.67
Foothills Apartments                       10,756,999      2.02          8.40          116         1.23      58.15       47.62
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                   $152,140,849     28.50%         8.75%         139         1.47X     62.75%      44.19%

DESCRIPTION:

    Chestnut Hill Village (4.95%) Chestnut Hill Village is an 834-unit multifamily property situated on 31.2 acres of land, consisting of 821 residential & 13 commercial units on the following three non-contiguous sites constructed in 1965, 1968 and 1972: The Village, 14 three-story elevatored buildings containing 564 residential units and 13 commercial units; The Manor, nine two-story buildings containing 140 residential units; and The Towne Homes, 27 two-story buildings containing 117 townhouse units with basements. The property contains 820,208 square feet of net rentable area. The property is located on Stenton Avenue in the Chestnut Hill neighborhood of suburban Philadelphia, Pennsylvania. Chestnut Hill Village was 96% occupied as of February 25, 1997.

    Southtown Plaza (3.46%) Southtown Plaza is an anchored community shopping center situated on 44 acres of land. It was built in 1955 and renovated in 1995. The property, which contains 51 tenants, is anchored by Burlington Coat Factory, The Musicland Group-Media Play, Vix Drug Store, Computer City, Dunhams Athleisure, Linens & Things, Jo-Anne Fabrics, Office Max and The Gap. The site consists of three one-story buildings with a total of 497,639 net rentable square feet. The property is located at the southwest corner of Jefferson Road and West Henrietta Road in Henrietta, New York. Southtown Plaza was 89.5% occupied as of January 21, 1997.

    Harbor Island Apartments (3.43%) Harbor Island Apartments is a 996-unit multifamily property consisting of 18 three-story buildings situated on
    21.19 acres of land. The buildings were constructed in 1988 and have a total net rentable area of 362,970 square feet. The property is located on East Harmon Avenue in Las Vegas, Nevada, approximately 3/4 of a mile east of Las Vegas Boulevard (also known as the "Strip"). Harbor Island Apartments was 98.5% occupied as of January 31, 1997.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                             10
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

                     TEN LARGEST MORTGAGE LOANS (CONTINUED)


    J. Baker Corporate Facility (2.86%) J. Baker Corporate Facility is a two-story industrial building situated on 37.88 acres of land. It was built in 1962 and renovated in 1993. The building is an owner-occupied facility which also serves as the corporation's headquarters. It has 755,100 square feet of net rentable square feet, of which 80% is warehouse/distribution space, and the remaining 20% is office space. The property is located on Turnpike Street (Route 109) in Canton, Massachusetts, approximately 10 miles south of downtown Boston. J. Baker, which has an implied Senior Debt rating from S&P of B+, is a diversified retailer of footwear and apparel.
    J. Baker Corporate Facility was 100% owner-occupied as of November 7, 1996.

    390 Fifth Avenue (2.85%) 390 Fifth Avenue is a nine-story office building built in 1906 and most recently renovated in 1993. The property contains 107,497 net rentable square feet of office space leased by 39 tenants, and 14,800 net rentable square feet of retail space leased by 3 tenants, for a total of 122,297 net rentable square feet. The property is located on Fifth Avenue at 36th Street in New York City, in an area known as the "garment center" of Manhattan. 390 Fifth Avenue was 100% occupied as of March 31, 1997.

    Warner Financial & Medical Plaza (2.62%) Warner Financial & Medical Plaza is a two-building office complex situated on five acres of land. It was built in 1966 and renovated in 1995. The complex consists of the five-story General Office Building containing 93,428 net rentable square feet occupied by 43 tenants, and the five-story Medical Office Building containing 64,343 net rentable square feet occupied by 42 tenants, for a total of 157,771 net rentable square feet occupied by 85 tenants. The property is located on Topanga Canyon Boulevard, in the district of Woodland Hills in Los Angeles, California. Warner Financial & Medical Plaza was 86% occupied as of December 31, 1996.

    Cummins Station (2.25%) Cummins Station is a five-story office building situated on 4.5 acres of land. It was built in 1907 and completely renovated and converted to office use in 1993. The building contains 400,000 net rentable square feet and is occupied by approximately 150 tenants. The property is located on 10th Avenue South in Nashville, Tennessee less than two blocks from the Nashville CBD. Cummins Station was 93.5% occupied as of March 1, 1997.

    The Puck Building (2.05%) The Puck Building is a nine-story office building situated on 0.5 acres of land; built in 1886 with an addition in 1892, and renovated in 1996. It is a national landmark listed on the National Register of Historic Places. The building contains 175,325 net rentable square feet of office space and 20,000 net rentable square feet of retail space leased by 14 tenants, for a total of 195,325 net rentable square feet. The property encompasses a full city block in the SoHo district of New York City and is bounded by Lafayette, Houston, Mulberry and Jersey Streets. The Puck Building was 100% occupied as of March 1, 1997.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                             11
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

                     TEN LARGEST MORTGAGE LOANS (CONTINUED)


    Holmdel Plaza (2.02%) Holmdel Plaza is a one-story community shopping center situated on 22.58 acres of land. The property, which was built in 1986, consists of 184,289 square feet of net rentable area, including 24 retail units, one developed pad site and 926 parking spaces and is anchored by Caldor's and T.J.Maxx. The Caldor lease is guaranteed by The May Department Stores Company. The property is located at the intersection of Union Road and Route 35 in Holmdel, New Jersey. Holmdel Plaza was 95.7% occupied as of February 21, 1997.

    Foothills Apartments (2.02%) Foothills Apartments is a 180-unit garden-style multifamily property consisting of 17 two-story buildings and situated on approximately 7.3 acres of land. The buildings were constructed in 1970 and have a total net rentable area of approximately 178,625 square feet. The property is located on Camino Verde Drive in San Jose, California. Foothills Apartments was 96% occupied as of February 28, 1997.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                             12
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

           SPONSOR CONCENTRATIONS (greater than)5% OF CUT-OFF BALANCE


DESCRIPTION:


    The Mortgage Pool contains only one sponsor concentration in excess of 5% of the Cut-off Balance. This concentration consists of four Mortgage Loans with a Stated Principal Balance as of the Cut-Off Date of approximately $32,973,121, which represents 6.18% of the Initial Pool Balance. All of these Mortgage Loans are managed by Fine Hotels, Inc. and are secured by the Holiday Inn hotel properties listed below. Fine Hotels, Inc. manages over 1,800 full service hotel rooms in the northeastern United States.

                                            % of Initial
                                  Cut-off       Pool                     Months to             Cut-Off       Maturity
         City, State              Balance      Balance       Coupon      Maturity    DSCR        LTV           LTV
         ---------------------------------------------------------------------------------------------------------------
         Boxborough, MA          $7,874,921     1.48%        9.125%        115       1.54x       69.7%         58.1%
         Harrisburg, PA          10,453,435     1.96         9.125         115       1.46        67.4          56.2
         Mansfield, MA           10,662,504     2.00         9.125         115       1.66        69.7          58.1
         Worcester, MA            3,982,261     0.75         9.125         115       1.40        57.7          48.1
                             -------------------------------------------------------------------------------------------
         TOTAL                  $32,973,121     6.18%        9.125%        115       1.54x       67.5%         56.3%

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                             13
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

               PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES


RESTRICTIONS:

ALL OF THE LOANS HAVE PREPAYMENT PROTECTION, TYPICALLY A LOCKOUT PERIOD FOLLOWED BY A YIELD MAINTENANCE PERIOD AND/OR A FIXED PERCENTAGE PENALTY PERIOD THEREAFTER. 11.26% of the loans are locked out or require Yield Maintenance until their stated maturities, 85.88% of the loans become freely prepayable between 3-6 months prior to their stated maturities and the remaining 2.86% of the loans become freely prepayable 36 months prior to their stated maturities.


ALLOCATION OF PREMIUMS AND CHARGES:

    Prepayment Premiums: 25% of Prepayment Premiums will be allocated on any distribution date, pro-rata, to the Class A, B, C, D and E Certificate holders based on principal distributed to such class. Only Classes A, B, C, D and E will receive this distribution. All remaining amounts of Prepayment Premiums will be distributed to Class X. Please see page S-66 of the Prospectus Supplement for a description of the allocation of Prepayment Premiums.

    Yield Maintenance Charges: Substantially all Yield Maintenance Charges are calculated flat to Treasuries. The fraction of Yield Maintenance Charges distributed to each eligible principal paying bond class (Classes A, B, C, D and E) is defined by:

         (a) - The principal distributed to each such class divided by the total principal distributed to all classes of Certificates multiplied by

         (b) - (Bond Coupon - Treasury Rate) / (Mortgage Rate-Treasury Rate),

    where (b) is not to exceed 1.0, and where the Treasury Rate is the appropriate Treasury yield used to calculate the Yield Maintenance Charge.

    This fraction is multiplied by the Yield Maintenance Charge, to determine the amount allocated among Classes A, B, C, D, and E, whichever are currently receiving principal on the distribution date. Class X will receive the remainder of any Yield Maintenance Charges.

    Please see page S-66 of the Prospectus Supplement for a description of the allocation of Yield Maintenance Charges.

The following table and graph summarizes the amounts and percentages of the Pool Balance which are subject to a Lockout Period, Yield Maintenance Charge or Prepayment Premium on an annual basis over the life of the Trust (assuming no loan prepayments, modifications, defaults or extensions).

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                             14
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

    PERCENTAGE OF REMAINING POOL BALANCE SUBJECT TO PREPAYMENT RESTRICTIONS
                     (DOLLAR AMOUNTS EXPRESSED IN MILLIONS)

                 IPB Outstanding                    Prepayment Restrictions Applicable to IPB Outstanding on
                                                               Each Anniversary of the Cut-off Date
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Yield                                  Prepayable Without
        Initial   Amount of   IPB Outstanding       Lockout       Maintenance Charges      Prepayment Penalty   Premium or Charge
         Pool        IPB    -------------------------------------------------------------------------------------------------------
 Date   Balance    Matured    Amount   % IPB    Amount   % IPB     Amount     % IPB         Amount     % IPB      Amount    % IPB
-----------------------------------------------------------------------------------------------------------------------------------
6/1/97   $533.8      $0.0     $533.8    100%     $529.0   99.1%      $4.7       0.9%         $0.0        0.0%      $0.0      0.0%
6/1/98    533.8       6.3      527.4     99%      500.5   94.9%      27.0       5.1%          0.0        0.0%       0.0      0.0%
6/1/99    533.8      13.3      520.5     98%      458.6   88.1%      61.9      11.9%          0.0        0.0%       0.0      0.0%
6/1/00    533.8      20.9      512.8     96%      166.2   32.4%     340.1      66.3%          6.5        1.3%       0.0      0.0%
6/1/01    533.8      29.5      504.3     94%      131.8   26.1%     363.1      72.0%          6.4        1.3%       3.0      0.6%
6/1/02    533.8      46.6      487.2     91%      100.7   20.7%     380.2      78.0%          6.3        1.3%       0.0      0.0%
6/1/03    533.8      74.7      459.0     86%       98.2   21.4%     351.0      76.5%          7.8        1.7%       2.0      0.4%
6/1/04    533.8     100.5      433.2     81%       49.7   11.5%     373.9      86.3%          9.7        2.2%       0.0      0.0%
6/1/05    533.8     112.0      421.8     79%       47.9   11.4%     364.6      86.4%          7.8        1.8%       1.6      0.4%
6/1/06    533.8     130.4      403.4     76%       42.7   10.6%     255.2      63.3%         16.4        4.1%      89.1     22.1%
6/1/07    533.8     475.7       58.1     11%       23.6   40.6%      27.6      47.5%          6.9       12.0%       0.0      0.0%
6/1/08    533.8     480.1       53.7     10%       22.5   41.9%      24.7      46.0%          6.5       12.1%       0.0      0.0%
6/1/09    533.8     490.1       43.7      8%       21.3   48.8%      17.2      39.5%          0.8        1.8%       4.3      9.9%
6/1/10    533.8     495.1       38.7      7%       20.0   51.8%      15.4      39.8%          0.5        1.2%       2.8      7.2%
6/1/11    533.8     500.6       33.2      6%       18.6   56.3%       5.8      17.6%          0.0        0.0%       8.7     26.1%
6/1/12    533.8     531.5        2.3      0%        0.0    0.0%       2.3     100.0%          0.0        0.0%       0.0      0.0%
6/1/13    533.8     532.4        1.3      0%        0.0    0.0%       1.3     100.0%          0.0        0.0%       0.0      0.0%
6/1/14    533.8     533.1        0.6      0%        0.0    0.0%       0.6     100.0%          0.0        0.0%       0.0      0.0%

--------------
As used above, "IPB" means Initial Pool Balance.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                             15
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

                  PREPAYMENT PROTECTION ON THE MORTGAGE LOANS










                               [GRAPHIC OMITTED]










*6/1/07 represents the approximate close of the principal window for the Class E Certificates.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                             16
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

            PREPAYMENT RESTRICTIONS IN EFFECT AS OF THE CUT-OFF DATE
            --------------------------------------------------------


ORIGINAL             AGGREGATE
TERM TO     NUMBER    CUT-OFF       PERCENTAGE
MATURITY      OF       DATE         OF INITIAL     LOCKOUT
 (MOS.)     LOANS     BALANCE      POOL BALANCE    PERIOD
------------------------------------------------------------
    60        2      $7,945,358        1.49%         0/24
    84        6      27,277,152        5.11%        23/35
    84        1       9,000,000        1.69%          83
   120        1       1,740,215        0.33%           0


   120       72     325,428,420       60.97%        23/83
   120       10      40,860,198        7.65%        35/83
   120        2      18,811,684        3.52%          83

   120        2      16,724,727        3.13%       113/116
   144        2       6,738,162        1.26%          35


   180        3      16,510,217        3.09%        47/107
   180        1      15,292,098        2.86%          59
   180        1       3,121,499        0.58%          83

   180        2      30,471,079        5.71%       173/179
   192        1       6,879,656        1.29%         119
   216        1       6,974,522        1.31%          59
           --------------------      ---------
             107   $533,774,987         100%

                          (TABLE RESTUBED FROM ABOVE)

                                                                             YIELD MAINTENANCE         PREPAYMENT
                                                                                  CHARGES               PREMIUMS
ORIGINAL                                                                     -----------------      ----------------
TERM TO                                                                                       AND/OR
MATURITY                                                                       BEGIN     END         BEGIN    END      FREELY
 (MOS.)    YIELD MAINTENANCE CHARGE OR PREPAYMENT PREMIUM DESCRIPTION          MONTH    MONTH        MONTH    MONTH   PREPAYABLE
--------------------------------------------------------------------------------------------------------------------------------
    60     (greater than) of (i) 1% of UPB or (ii) Yield Maintenance Charge     1/25      56         N/A      N/A       3 mos.
    84     (greater than) of (i) 1% of UPB or (ii) Yield Maintenance Charge    24/36    77/83        N/A      N/A      0/6 mos.
    84     N/A                                                                                                          0 mos.
   120     (greater than) of (i) 3% of UPB or (ii) Yield Maintenance Charge      1        84          85      113       6 mos.
                          for the first 7 years, then fixed at 3% in year 8,
                          2% in year 9 and 1% in year 10
   120     (greater than) of (i) 1% of UPB or (ii) Yield Maintenance Charge    24/84   113/119       N/A      N/A      0/6 mos.
   120     (greater than) of (i) 3% of UPB or (ii) Yield Maintenance Charge    36/84   113/119       N/A      N/A      0/6 mos.
   120     (greater than) of (i) 3% of UPB or (ii) Yield Maintenance Charge      84      108         109      113       6 mos.
                          for the first 9 years, then fixed at 1% in year 10
   120     N/A                                                                                                         3/6 mos.
   144     Fixed at 5% in years 4-6, then 4% in year 7, then 3%                 N/A      N/A          36      140       3 mos.
             in year 8, then 2% in year 9 and then 1% in years
             10-12
   180     (greater than) of (i) 3% of UPB or (ii) Yield Maintenance Charge    48/108  173/176       N/A      N/A      3/6 mos.
   180     (greater than) of (i) 1% of UPB or (ii) Yield Maintenance Charge      60      143         N/A      N/A      36 mos.
   180     Fixed at 5% in years 8-11, then 4% in year 12, then                  N/A      N/A          84      173       6 mos.
             3% in year 13, then 2% in year 14 and 1% in year 15
   180     N/A                                                                                                         0/6 mos.
   192     (greater than) of (i) 1% of UPB or (ii) Yield Maintenance Charge     120      188         N/A      N/A       3 mos.
   216     (greater than) of (i) 1% of UPB or (ii) Yield Maintenance Charge      60      212         N/A      N/A       3 mos.

As used above, "Lockout Period", "Begin Month" and "End Month" are measured in monthly payments.
As used above, "N/A" means not applicable.
As used above, "UPB" means unpaid principal balance.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                             17
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

                          INDIVIDUAL LOAN INFORMATION

                                                                                           # of                        Cut-Off
 ID   Deal Name                                  City            St.  Property Type        Prop.  Occ.  Originator     Balance
----------------------------------------------------------------------------------------------------------------------------------
  1   11 West 34th Street                        New York        NY   Retail, Single         1    100%     Chase      $2,992,241
                                                                      Tenant
  2   1300 Piccard Drive                         Rockville       MD   Office                 1    100%     BSFI        5,057,210

  3   1430 Third Avenue                          New York        NY   Multifamily            1    100%     BSFI        1,883,560

  4   223 Slater Street and 372 Grand Avenue     Paterson /      NJ   Multifamily            2    100%     Chase       1,777,842
                                                 Leonia
  5   225 Underhill Boulevard                    Syosset         NY   Industrial             1    100%     Chase       2,506,729

  6   361 Newbury Street                         Boston          MA   Retail, Unanchored     1     99%     Chase       6,987,724

  7   38-20 Review Avenue                        Long Island     NY   Industrial             1    100%     Chase       5,961,684
                                                 City
  8   390 Fifth Avenue                           New York        NY   Office                 1    100%     Chase      15,229,293

  9   400 Rugby Road                             Brooklyn        NY   Multifamily            1    100%     BSFI        2,774,416

 10   50 Spring Street                           Ramsey          NJ   Industrial             1    100%     Chase       3,967,882

 11   701 64th Street                            Brooklyn        NY   Office                 1    100%     Chase       7,933,376

 12   797 Third Avenue                           New York        NY   Retail, Single         1    100%     Chase       6,974,522
                                                                      Tenant
 13   Ames Plaza Geneseo                         Geneseo         NY   Retail, Anchored       1    100%     Chase       1,353,936

 14   Ames Plaza Lowville                        Lowville        NY   Retail, Anchored       1    100%     Chase       1,818,418

 15   Ames Plaza Plattsburgh                     Plattsburgh     NY   Retail, Anchored       1     98%     Chase       2,311,791

 16   Annhurst                                   Indianapolis    IN   Multifamily            1     92%     PWREI       1,275,000

 17   Applecreek Apartments                      Round Rock      TX   Multifamily            1     92%     Chase       3,158,845

 18   Appletree Apartments                       Ypsilanti       MI   Multifamily            1     94%     Secore      9,482,116

 19   Arbor Glen                                 West Covina     CA   Multifamily            1     98%     Chase       5,600,000

 20   Armada/Hoffler Portfolio                   Multiple        VA   Retail, Unanchored     3     91%     BSFI        4,445,222

 21   Ashgrove II                                Sterling Hts.   MI   Multifamily            1     93%     PWREI       2,301,646

 22   Baldwin Plaza Shopping Center              Parsippany      NJ   Retail, Anchored       1     95%     BSFI        3,796,733

 23   Bedford Hills Shopping Center              Bedford         NY   Retail, Anchored       1     98%     Chase       7,456,512

 24   Belair Plaza                               Philadelphia    PA   Retail, Anchored       1     92%     BSFI        2,181,096

 25   Bordeaux Apartments                        Bellmead        TX   Multifamily            1     98%     BSFI        2,575,750

 26   Brick Church Plaza                         East Orange     NJ   Retail, Anchored       1     96%     BSFI        9,185,705

 27   Buena Vista Springs                        North Las Vegas NV   Multifamily            1     99%     Chase       6,879,656

 28   Buffalo Creek                              Buffalo Grove   IL   Multifamily            1    100%     Chase       3,957,120

 29   Bulls Head Plaza                           Rochester       NY   Office                 1    100%     Chase       3,000,094

 30   Candlelight I                              Brooksville     FL   Multifamily            1     88%     PWREI         606,065

 31   Candlelight II                             Brooksville     FL   Multifamily            1     85%     PWREI         600,666

 32   Carrollton Park                            Carrollton      TX   Retail, Anchored       1     93%     BSFI        2,687,243

                          (TABLE RESTUBED FROM ABOVE)

                                                 % of             Maturity          Cut-Off  Maturity
 ID   Deal Name                                  Pool    Coupon     Date     DSCR      LTV      LTV
-----------------------------------------------------------------------------------------------------
  1   11 West 34th Street                        0.56%   9.250%     3/1/07   1.38      66%      55%

  2   1300 Piccard Drive                         0.95%   9.580%     8/1/06   1.31      67%      57%

  3   1430 Third Avenue                          0.35%   9.393%     8/1/06   1.39      57%      48%

  4   223 Slater Street and 372 Grand Avenue     0.33%   8.750%    12/1/06   1.35      72%      59%

  5   225 Underhill Boulevard                    0.47%   9.625%     7/1/06   1.51      62%      52%

  6   361 Newbury Street                         1.31%   9.125%     4/1/07   1.45      70%      58%

  7   38-20 Review Avenue                        1.12%   9.000%    11/1/06   1.71      48%      40%

  8   390 Fifth Avenue                           2.85%   8.875%     1/1/07   1.29      71%      59%

  9   400 Rugby Road                             0.52%   9.060%     8/1/06   1.29      79%      66%

 10   50 Spring Street                           0.74%   9.000%     4/1/07   1.26      63%      52%

 11   701 64th Street                            1.49%   9.625%     8/1/06   1.39      71%      60%

 12   797 Third Avenue                           1.31%   9.250%     4/1/15   1.23      68%       0%

 13   Ames Plaza Geneseo                         0.25%   9.125%     9/1/06   1.41      64%      54%

 14   Ames Plaza Lowville                        0.34%   8.625%    12/1/06   1.71      57%      51%

 15   Ames Plaza Plattsburgh                     0.43%   8.750%    12/1/06   1.36      75%      62%

 16   Annhurst                                   0.24%   8.630%     3/1/07   1.16      71%      63%

 17   Applecreek Apartments                      0.59%   8.500%     4/1/07   1.35      65%      53%

 18   Appletree Apartments                       1.78%   7.570%     2/1/03   1.60      70%      65%

 19   Arbor Glen                                 1.05%   9.125%     6/1/07   1.33      73%      65%

 20   Armada/Hoffler Portfolio                   0.83%   9.101%     4/1/07   1.43      64%      58%

 21   Ashgrove II                                0.43%   8.810%     1/1/07   1.39      84%      75%

 22   Baldwin Plaza Shopping Center              0.71%   9.220%     5/1/07   1.42      58%      49%

 23   Bedford Hills Shopping Center              1.40%   8.625%    12/1/06   1.40      67%      55%

 24   Belair Plaza                               0.41%   9.435%     8/1/03   1.47      61%      55%

 25   Bordeaux Apartments                        0.48%   9.130%     8/1/06   1.29      80%      73%

 26   Brick Church Plaza                         1.72%   9.320%    10/1/06   1.37      62%      52%

 27   Buena Vista Springs                        1.29%   8.750%    11/1/12   1.16      64%       0%

 28   Buffalo Creek                              0.74%   8.232%     1/1/07   1.30      67%      59%

 29   Bulls Head Plaza                           0.56%   9.750%     6/1/06   1.70      53%      45%

 30   Candlelight I                              0.11%   8.810%     1/1/07   1.41      76%      68%

 31   Candlelight II                             0.11%   8.810%     1/1/07   1.37      71%      63%

 32   Carrollton Park                            0.50%   8.740%     1/1/07   1.65      62%      51%

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                             18
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

                    INDIVIDUAL LOAN INFORMATION (CONTINUED)

                                                                                           # of                        Cut-Off
 ID   Deal Name                                  City            St.  Property Type        Prop.  Occ.  Originator     Balance
----------------------------------------------------------------------------------------------------------------------------------
 33   Cedargate I Englewood                      Clayton         OH   Multifamily            1    100%     PWREI      $1,237,463

 34   Centerpoint Shopping Center                Waco            TX   Retail, Anchored       1     95%     BSFI        2,692,685

 35   Cervinka Portfolio                         Bronx           NY   Multifamily            3     96%     BSFI        3,984,861

 36   Charlottesville Shoppers World             Charlottesville VA   Retail, Anchored       1    100%     Chase       4,757,133

 37   Chestnut Hill Village                      Philadelphia    PA   Multifamily            1     96%     Chase      26,416,486

 38   Colonial Court Apartments                  Stoneham        MA   Multifamily            1     99%     Chase       3,378,288

 39   Comfort Inn                                Northborough    MA   Hotel                  1     67%     BSFI        2,044,265

 40   Comfort Inn Greenville                     Greenville      SC   Hotel                  1     67%     Chase       3,014,704

 41   Crossgates Village Shopping Center         Brandon         MS   Retail, Anchored       1    100%     Chase       2,492,691

 42   Cruz Alta Plaza Shopping Center            Taos            NM   Retail, Anchored       1     81%     BSFI        3,150,000

 43   Cummins Station                            Nashville       TN   Office                 1     94%     BSFI       12,000,000

 44   Falltree Apartments                        Mesquite        TX   Multifamily            1     94%     Secore      2,172,985

 45   Food 4 Less                                Los Angeles     CA   Retail, Anchored       1    100%     BSFI        9,805,835

 46   Foothills Apartments                       San Jose        CA   Multifamily            1     96%     BSFI       10,756,999

 47   Friendly Village of Adrian Mobile Home     Adrian          MI   Mobile Home            1     99%     BSFI        2,485,073
      Park
 48   Golden Nugget Apartments                   Englewood       CO   Multifamily            1     96%     Chase       4,685,561

 49   Grande Shopping Center                     Irving          TX   Retail, Unanchored     1     85%     BSFI        6,381,887

 50   Hampshire II                               Elyria          OH   Multifamily            1     93%     PWREI         860,000

 51   Hampton Inn Columbia                       Columbia        SC   Hotel                  1     71%     Chase       3,723,458

 52   Harbor Island Apartments                   Las Vegas       NV   Multifamily            1     99%     Chase      18,289,899

 53   Heart of Florida Shopping Center           Haines City     FL   Retail, Anchored       1    100%     Chase       4,401,852

 54   Hickory Place                              Gainesville     FL   Multifamily            1     96%     PWREI       1,338,750

 55   Hinsdale Village                           Hinsdale        IL   Multifamily            1     94%     Chase       8,174,158

 56   Holiday Inn Boxborough Woods               Boxborough      MA   Hotel                  1     76%     Chase       7,874,921

 57   Holiday Inn Harrisburg East                Harrisburg      PA   Hotel                  1     66%     Chase      10,453,435

 58   Holiday Inn Mansfield                      Mansfield       MA   Hotel                  1     78%     Chase      10,662,504

 59   Holiday Inn Worcester                      Worcester       MA   Hotel                  1     72%     Chase       3,982,261

 60   Holmdel Plaza                              Holmdel         NJ   Retail, Anchored       1     96%     Chase      10,788,058

 61   Iris Glen                                  Conyers         GA   Multifamily            1     93%     PWREI       1,785,000

 62   J. Baker Corporate Facility                Canton          MA   Industrial             1    100%     Chase      15,292,098

 63   Katonah Shopping Center                    Katonah         NY   Retail, Unanchored     1    100%     BSFI        3,121,499

 64   L&C Office Tower                           Nashville       TN   Office                 1     92%     PWREI       3,000,000

                          (TABLE RESTUBED FROM ABOVE)

                                                 % of             Maturity          Cut-Off  Maturity
 ID   Deal Name                                  Pool    Coupon     Date     DSCR      LTV      LTV
-----------------------------------------------------------------------------------------------------
 33   Cedargate I Englewood                      0.23%   8.810%     1/1/07   1.24      80%      71%

 34   Centerpoint Shopping Center                0.50%   8.970%     3/1/07   1.60      72%      60%

 35   Cervinka Portfolio                         0.75%   8.710%     2/1/07   1.55      77%      63%

 36   Charlottesville Shoppers World             0.89%   9.200%     8/1/06   1.27      74%      62%

 37   Chestnut Hill Village                      4.95%   8.375%     1/1/07   1.31      77%      68%

 38   Colonial Court Apartments                  0.63%   9.000%    11/1/06   1.37      75%      63%

 39   Comfort Inn                                0.38%   9.564%     4/1/07   1.73      51%      37%

 40   Comfort Inn Greenville                     0.56%   9.125%     4/1/09   1.52      63%      49%

 41   Crossgates Village Shopping Center         0.47%   8.500%     1/1/07   1.55      66%      54%

 42   Cruz Alta Plaza Shopping Center            0.59%   8.650%     6/1/04   1.58      67%      60%

 43   Cummins Station                            2.25%   8.440%     6/1/12   1.62      56%      43%

 44   Falltree Apartments                        0.41%   7.570%     2/1/03   1.55      74%      69%

 45   Food 4 Less                                1.84%   8.704%    11/1/06   1.55      56%      28%

 46   Foothills Apartments                       2.02%   8.400%     2/1/07   1.23      58%      48%

 47   Friendly Village of Adrian Mobile Home     0.47%   8.445%    12/1/06   1.31      62%      51%
      Park
 48   Golden Nugget Apartments                   0.88%   8.500%     1/1/07   1.29      76%      67%

 49   Grande Shopping Center                     1.20%   8.900%     1/1/07   1.27      74%      66%

 50   Hampshire II                               0.16%   8.630%     3/1/07   1.21      69%      61%

 51   Hampton Inn Columbia                       0.70%   9.125%     4/1/09   1.56      62%      48%

 52   Harbor Island Apartments                   3.43%   8.950%     5/1/07   2.03      43%      38%

 53   Heart of Florida Shopping Center           0.82%   9.375%     8/1/06   1.20      78%      71%

 54   Hickory Place                              0.25%   8.810%     1/1/07   1.49      85%      76%

 55   Hinsdale Village                           1.53%   8.375%     1/1/07   1.48      74%      66%

 56   Holiday Inn Boxborough Woods               1.48%   9.125%     1/1/07   1.54      70%      58%

 57   Holiday Inn Harrisburg East                1.96%   9.125%     1/1/07   1.46      67%      56%

 58   Holiday Inn Mansfield                      2.00%   9.125%     1/1/07   1.66      70%      58%

 59   Holiday Inn Worcester                      0.75%   9.125%     1/1/07   1.40      58%      48%

 60   Holmdel Plaza                              2.02%   8.960%     4/1/07   1.41      70%      63%

 61   Iris Glen                                  0.33%   8.810%     1/1/07   1.27      85%      76%

 62   J. Baker Corporate Facility                2.86%   9.000%     1/1/12   1.33      73%       0%

 63   Katonah Shopping Center                    0.58%   8.990%     9/1/11   1.34      62%       0%

 64   L&C Office Tower                           0.56%   8.340%     9/1/01   3.85      32%      32%

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                             19
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

                    INDIVIDUAL LOAN INFORMATION (CONTINUED)

                                                                                           # of                        Cut-Off
 ID   Deal Name                                  City            St.  Property Type        Prop.  Occ.  Originator     Balance
----------------------------------------------------------------------------------------------------------------------------------
 65   Laurelwood                                 Bedford         IN   Multifamily            1     94%     PWREI        $883,318

 66   Le Chateau Apartments                      Houston         TX   Multifamily            1     95%     Chase       1,131,168

 67   McClellan Distribution Center              Newark          NJ   Industrial             1    100%     Chase       6,210,899

 68   Meadowood Of Jackson Co                    Jackson         MI   Multifamily            1     96%     PWREI         944,458

 69   Mid Five Shopping Center                   Livonia         MI   Retail, Anchored       1     96%     Chase       3,102,275

 70   Monroe Shopping Center                     Monroe          NY   Retail, Anchored       1     93%     Chase       7,759,196

 71   North Pima Center                          Tucson          AZ   Retail, Anchored       1     93%     BSFI        2,750,000

 72   Oak Ridge                                  Clermont        FL   Multifamily            1    100%     PWREI       1,217,944

 73   Oakwood Village Apartments                 Antioch         CA   Multifamily            1     93%     BSFI        8,054,684

 74   Old Orchard Apartments                     Skokie          IL   Multifamily            1     88%     Chase       6,787,579

 75   Olivewood II                               Indianapolis    IN   Multifamily            1     85%     PWREI       1,292,000

 76   Orchard Hills Shopping Center              Shamokin Dam    PA   Retail, Anchored       1    100%     Chase       2,745,544

 77   Oxford Court                               Berkeley        CA   Office                 1    100%     Chase       2,487,963

 78   Oxford Mall                                Oxford          MS   Retail, Anchored       1     93%     Chase       6,481,508

 79   Park on Fuqua                              Houston         TX   Retail, Anchored       1    100%     BSFI        4,181,541

 80   Pine Grove Apts. Of Roseville              Roseville       MI   Multifamily            1     96%     PWREI       1,126,250

 81   Plaza Bank Center                          Dallas          TX   Retail, Unanchored     1     93%     Chase       7,809,983

 82   Puck Building                              New York        NY   Office                 1    100%     BSFI       10,922,208

 83   Radisson Hotel Corning                     Corning         NY   Hotel                  1     66%     Chase       4,885,503

 84   Rambletree Apartments                      Glen Ellyn      IL   Multifamily            1     96%     Secore      7,802,992

 85   Redwood Square                             Vallejo         CA   Retail, Unanchored     1     93%     BSFI        2,198,501

 86   Regent Plaza                               Inglewood       CA   Multifamily            1     99%     Chase       4,456,841

 87   Ridgewood                                  Russellville    KY   Multifamily            1     81%     PWREI         763,342

 88   Sandalwood Of Alexandria                   Alexandria      IN   Multifamily            1     93%     PWREI         596,962

 89   Silver Forest                              Ocala           FL   Multifamily            1     78%     PWREI         859,440

 90   Skypark                                    San Bruno       CA   Industrial             1    100%     BSFI        7,471,911

 91   Skyway Plaza                               St. Petersburg  FL   Retail, Anchored       1     96%     Chase       3,996,578

 92   Slate Run                                  Lebanon         IN   Multifamily            1    100%     PWREI       1,232,500

 93   Slate Run II                               Louisville      KY   Multifamily            1     98%     PWREI       1,168,080

 94   Southtown Plaza                            Henrietta       NY   Retail, Anchored       1     90%     BSFI       18,471,079

 95   Southview Commons                          Rochester       NY   Office                 4    100%     Chase       4,174,089

 96   Spicetree Apartments                       Ann Arbor       MI   Multifamily            1     99%     Secore      4,945,358

                          (TABLE RESTUBED FROM ABOVE)

                                                 % of             Maturity          Cut-Off  Maturity
 ID   Deal Name                                  Pool    Coupon     Date     DSCR      LTV      LTV
-----------------------------------------------------------------------------------------------------
 65   Laurelwood                                 0.17%   8.810%     1/1/07   1.37      80%      72%

 66   Le Chateau Apartments                      0.21%   9.625%     5/1/12   1.35      60%       0%

 67   McClellan Distribution Center              1.16%   9.125%    11/1/06   1.44      67%      56%

 68   Meadowood Of Jackson Co                    0.18%   8.810%     1/1/07   1.35      85%      76%

 69   Mid Five Shopping Center                   0.58%   9.250%     8/1/06   1.28      63%      53%

 70   Monroe Shopping Center                     1.45%   9.375%     8/1/06   1.23      75%      68%

 71   North Pima Center                          0.52%   8.170%     6/1/07   2.01      55%      45%

 72   Oak Ridge                                  0.23%   8.810%     1/1/07   1.24      83%      75%

 73   Oakwood Village Apartments                 1.51%   8.513%     9/1/06   1.27      73%      65%

 74   Old Orchard Apartments                     1.27%   8.510%     3/1/07   1.25      77%      68%

 75   Olivewood II                               0.24%   8.810%     1/1/07   1.21      85%      76%

 76   Orchard Hills Shopping Center              0.51%   9.270%     8/1/06   1.32      64%      54%

 77   Oxford Court                               0.47%   8.625%     1/1/04   1.38      59%      53%

 78   Oxford Mall                                1.21%   8.875%     1/1/07   1.25      65%      58%

 79   Park on Fuqua                              0.78%   9.100%    10/1/06   1.43      73%      66%

 80   Pine Grove Apts. Of Roseville              0.21%   8.810%     1/1/07   1.49      85%      76%

 81   Plaza Bank Center                          1.46%   9.500%     8/1/06   1.28      73%      66%

 82   Puck Building                              2.05%   9.215%    10/1/11   1.59      61%      41%

 83   Radisson Hotel Corning                     0.92%   9.125%     4/1/07   1.49      65%      47%

 84   Rambletree Apartments                      1.46%   7.570%     2/1/03   1.64      74%      69%

 85   Redwood Square                             0.41%   9.386%     5/1/07   1.39      72%      62%

 86   Regent Plaza                               0.83%   8.625%    12/1/11   1.53      66%      29%

 87   Ridgewood                                  0.14%   8.810%     1/1/07   1.21      73%      66%

 88   Sandalwood Of Alexandria                   0.11%   8.810%     1/1/07   1.52      79%      70%

 89   Silver Forest                              0.16%   8.810%     1/1/07   1.27      65%      58%

 90   Skypark                                    1.40%   8.774%     2/1/07   1.43      65%      54%

 91   Skyway Plaza                               0.75%   9.250%     5/1/07   1.25      70%      59%

 92   Slate Run                                  0.23%   8.810%     1/1/07   1.33      85%      76%

 93   Slate Run II                               0.22%   8.810%     1/1/07   1.33      72%      64%

 94   Southtown Plaza                            3.46%   8.659%     5/1/12   1.55      46%      20%

 95   Southview Commons                          0.78%   9.210%    11/1/06   1.43      64%      54%

 96   Spicetree Apartments                       0.93%   8.510%    10/1/01   3.97      26%      25%

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                             20
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

                    INDIVIDUAL LOAN INFORMATION (CONTINUED)

                                                                                           # of                        Cut-Off
 ID   Deal Name                                  City            St.  Property Type        Prop.  Occ.  Originator     Balance
----------------------------------------------------------------------------------------------------------------------------------
 97   Strand Lofts, The                          Galveston       TX   Multifamily            1     92%     Chase      $2,060,824

 98   Sugarmill Village                          Coral Springs   FL   Multifamily            1     90%     Hanover     1,740,215

 99   Thymewood I                                Hialeah         FL   Multifamily            1     91%     PWREI       2,398,019

100   Village at Painters Crossing               Chadds Ford     PA   Retail, Anchored       1    100%     BSFI        9,000,000

101   Wall Street Office Park                    Bellevue        NE   Office                 1     89%     BSFI        7,117,039

102   Warner Financial & Medical Plaza           Woodland Hills  CA   Office                 1     86%     BSFI       13,974,727

103   Watertown Mall                             Watertown       MA   Retail, Anchored       1     93%     Chase       8,245,142

104   Wenatchee Manorhouse Apartments            Wenatchee       WA   Multifamily            1     90%     BSFI        1,293,777

105   Wenatchee Quad Apartments                  Wenatchee       WA   Multifamily            1    100%     BSFI        2,361,441

106   Willow Run Of Dekalb Co                    Stone Mountain  GA   Multifamily            1     91%     PWREI       1,730,934

107   Willowood Frank                            Frankfort       KY   Multifamily            1     97%     PWREI       1,016,267

                          (TABLE RESTUBED FROM ABOVE)

                                                 % of             Maturity          Cut-Off  Maturity
 ID   Deal Name                                  Pool    Coupon     Date     DSCR      LTV      LTV
-----------------------------------------------------------------------------------------------------
 97   Strand Lofts, The                          0.39%   9.000%     6/1/06   0.87      79%      71%

 98   Sugarmill Village                          0.33%   8.350%    11/1/05   1.18      74%      66%

 99   Thymewood I                                0.45%   8.650%     1/1/07   1.24      73%      65%

100   Village at Painters Crossing               1.69%   8.720%     6/1/04   1.37      69%      62%

101   Wall Street Office Park                    1.33%   8.890%     1/1/07   1.38      73%      61%

102   Warner Financial & Medical Plaza           2.62%   8.951%     4/1/07   1.34      68%      56%

103   Watertown Mall                             1.54%   9.000%     2/1/07   1.44      48%      40%

104   Wenatchee Manorhouse Apartments            0.24%   8.620%    12/1/06   1.32      70%      60%

105   Wenatchee Quad Apartments                  0.44%   8.720%    12/1/06   1.37      74%      61%

106   Willow Run Of Dekalb Co                    0.32%   8.810%     1/1/07   1.46      82%      74%

107   Willowood Frank                            0.19%   8.810%     1/1/07   1.27      76%      68%

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                             21
               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1997-1
               -------------------------------------------------

          Commercial Mortgage Pass-Through Certificates, Series 1997-1

                           [MAP & GRAPHIC OMMITED]

COLORADO
1 loan
$4.7 million
0.88% of total

NEVADA
2 loans
$25.2 million
4.72% of total

CALIFORNIA
9 loans
$64.8 million
12.14% of total

ARIZONA
1 loan
$2.8 million
0.52% of total

NEW MEXICO
1 loan
$3.2 million
0.59% of total

TEXAS
10 loans
$34.9 million
6.53% of total

MISSISSIPPI
2 loans
$9.0 million
1.68% of total

KENTUCKY
3 loans
$2.9 million
0.55% of total

TENNESSEE
2 loans
$15 million
2.81% of total

FLORIDA
9 loans
$17.2 million
3.21% of total

GEORGIA
2 loans
$3.5 million
0.66% of total

SOUTH CAROLINA
2 loans
$6.7 million
1.26% of total

VIRGINIA
2 loans
$9.2 million
1.72% of total

MARYLAND
1 loan
$5.1 million
0.95% of total

NEW JERSEY
6 loans
$35.7 million
6.69% of total

MASSACHUSETTS
8 loans
$58.5 million
10.95% of total

NEW YORK
20 loans
$115.5 million
21.64% of total

PENNSYLVANIA
5 loans
$50.8 million
9.52% of total

OHIO
2 loans
$2.1 million
0.39% of total

MICHIGAN
7 loans
$24.4 million
4.57% of total

INDIANA
5 loans
$5.3 million
0.99% of total

ILLINOIS
4 loans
$26.7 million
5.01% of total

NEBRASKA
1 loan
$7.1 million
1.33% of total

WASHINGTON
2 loans
$3.7 million
0.68% of total


                     GEOGRAPHIC OVERVIEW OF MORTGAGE POOL

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.